Prepaid Expenses and Other Current Assets - Schedulet of Prepaid Expenses and Other Current Assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Deferred Costs Capitalized Prepaid And Other Assets Disclosure [Abstract]
Deductible value-added tax	¥ 121,778		¥ 45,406
Receivables from third party payment platforms	49,760		122,292
Derivative assets			43,309
Others	58,124		50,175
Total	¥ 229,662	$ 36,038	¥ 261,182